UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 30, 2009

United Therapeutics Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-26301 (Commission File Number)	52-1984749 (I.R.S. Employer Identification Number)

1110 Spring Street
Silver Spring, MD		20910
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code:

(301) 608-9292

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.  Regulation FD Disclosure.

On July 30, 2009, United Therapeutics Corporation (the “Company”) issued a press release regarding the approval by the United States Food and Drug Administration of TYVASO (treprostinil) Inhalation Solution for the treatment of pulmonary arterial hypertension (PAH). TYVASO is indicated to increase walk distance in patients with NYHA Class III symptoms associated with WHO Group I PAH. A copy of the press release is attached hereto as Exhibit 99.1.

The information contained in this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liability under that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.  Exhibits

(d)  Exhibits

Exhibit No.	Description of Exhibit

99.1	Press release dated July 30, 2009

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED THERAPEUTICS CORPORATION

Dated: July 30, 2009	By:	/s/ Paul A. Mahon
	Name:	Paul A. Mahon
	Title:	General Counsel

Exhibit Index

Exhibit No.	Description of Exhibit

99.1	Press release dated July 30, 2009